                                                                  Exhibit 10.7


           AMENDMENT No. 3, dated as of June 27, 2001, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, and Amendment No. 2, dated as of January 1, 2001 (as so amended, the "Agreement"), by and among G-I Holdings Inc. (formerly known as GAF Building Materials Corporation), Merick Inc., International Specialty Products Inc. (formerly known as ISP Holdings Inc.) ("ISP" or "New ISP"), ISP Investco LLC ("Investco"), GAF Broadcasting Company, Inc., Building Materials Corporation of America ("BMCA"), and ISP Management Company, Inc. (the "Company"), as assignee of ISP Chemco Inc. (formerly known as ISP Opco Holdings Inc.). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

           WHEREAS, Investco desires to utilize the Services provided by the Company under the Agreement, and the Company desires to provide Investco such Services,

           WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to amend the Agreement to provide for the Management Fee to be payable monthly rather than quarterly;


           NOW, THEREFORE, the parties hereby amend the Agreement as follows:

           1. Effective as of the date hereof, Investco shall become a party to the Agreement and shall constitute a member of the "Overhead Group" (as defined in the Agreement).

           2. The first and last paragraphs of Section 3 of the Agreement are hereby amended, effective as of the date hereof, to read in their entirety as follows:

                     "In consideration of the Company providing Services hereunder, each of the corporations listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the quarter ending March 31, 2001 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement: BMCA (on behalf of itself, its parents and its subsidiaries) - $1,358,750, ISP - $27,365.75 and, commencing with the quarter ending September 30, 2001, Investco (on behalf of itself and its subsidiaries) - $1,000,000. The Management Fee shall be payable monthly in arrears."

                                                 * * *

                     "In consideration of BMCA providing G-I Services hereunder, G-I Holdings (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) shall pay to BMCA a management fee (the "G-I Management Fee") at the rate of $152,000 for the quarter ended March 31, 2001 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement. The G-I Management Fee shall be payable monthly in arrears."

           3. In all other respects, the Agreement as previously amended shall remain in full force and effect.


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           4. This Amendment is subject to the approval of the Board of
Directors of the Company.

           5. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. Failure by any one party to execute this Amendment shall not effect the rights and obligations of any other party signatory hereto.


           IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

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
G-I HOLDINGS INC.                                        GAF BROADCASTING COMPANY, INC.

By:  /s/   Richard A. Weinberg                           By:  /s/  Susan B. Yoss
     ------------------------------------------               ----------------------------------------
Name:  Richard A. Weinberg                               Name: Susan B. Yoss
Title: President, Chief Executive Officer and            Title: Senior Vice President and Treasurer
       General Counsel


MERICK INC.                                              BUILDING MATERIALS CORPORATION OF AMERICA

By:  /s/   Susan B. Yoss                                 By:  /s/  William W. Collins
     ------------------------------------------               ----------------------------------------
Name: Susan B. Yoss                                      Name: William W. Collins
Title: Senior Vice President and Treasurer               Title: President and Chief Executive Officer


INTERNATIONAL SPECIALTY PRODUCTS INC.                    ISP MANAGEMENT COMPANY, INC.

By:  /s/   Randall R. Lay                                By:  /s/  Randall R. Lay
     ------------------------------------------               ----------------------------------------
Name: Randall R. Lay                                     Name: Randall R. Lay
Title: Executive Vice President and                      Title: Executive Vice President and
       Chief Financial Officer                                  Chief Financial Officer


                                                         ISP INVESTCO LLC

                                                         By:  /s/   Susan B. Yoss
                                                              ----------------------------------------
                                                         Name: Susan B. Yoss
                                                         Title: Executive Vice President - Finance and
                                                                Treasurer of Newco Holdings Inc., sole member

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